SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): MARCH 8, 2007
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                     Premier Development & Investment, Inc.
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             (Exact name of registrant as specified in its charter)



         NEVADA                     000-33005                 52-2312117
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(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)


             P. O. Box 23542, Tampa, Florida                   33623
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         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 200-3341
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01     REGULATION FD DISCLOSURE
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     On March 9, 2007, Premier's President and Chief Executive Officer, J. Scott
Sitra, released a public Letter to Shareholders. A copy of the Letter to Shareholders is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


ITEM 8.01     OTHER EVENTS
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     On March 8, 2007, our Board of Directors met and voted unanimously to immediately cease all ongoing business activities and prepare for a potential involuntary bankruptcy filing and an imminent delisting of Premier's common stock from the OTC Bulletin Board. Premier is heavily indebted with no assets and no revenues.

     The reason for these actions can be directly attributed to the previously announced Confidential Settlement Agreement and Release by and between Mr. Adam Barnett and Premier (and the other defendants, including our wholly-owned Players Grille, Inc. subsidiary, Stag Financial Group, Inc., Pegasus Air Group, Inc., and Sitra Oil & Gas, Inc.). After transferring ownership of Players Grille, Inc. to Mr. Barnett on December 12, 2006 he and his attorney, Mr. Andrew
L. Jones, failed to comply with the Agreement and dismiss the lawsuit against Premier. All of the defendants are either insolvent or no longer in business.

     A new court hearing is scheduled for Monday, March 12, 2007 at 2:30p in Dallas, Texas where Mr. Barnett will seek an unjust "Default Judgment". Mr. Barnett will likely be successful because we have no legal representation and do not have the resources to retain new legal counsel. We have exhausted all avenues to secure funding and retain new legal counsel to defend against Mr. Barnett's fraudulent attempt to "double dip" on collecting from Premier through this frivolous litigation. If Mr. Barnett is successful in obtaining a default judgment, Premier will be forced to take additional and substantial charges against earnings during the current fiscal quarter ending March 31, 2007 which will most likely result in the involuntary bankruptcy filing. As of this filing, Premier has already incurred approximately $2.6 million in earnings write-downs directly attributable to Mr. Barnett and his actions.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
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(c)           Exhibit.

99.1          Premier's Letter to Shareholders dated March 9, 2007.


              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Statements made in this Form 8-K, as well as statements made by the Company in periodic filings with government entities, press releases and other public communications, that reflect management's current assumptions ad estimates of future performance are forward-looking statements made in reliance upon the safe-harbor provisions of the Private Securities Litigation Act of 1995. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those projected, stated or implied by the statements.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PREMIER DEVELOPMENT & INVESTMENT, INC.
                                    --------------------------------------
                                    (Registrant)



Date: March 9, 2007                 /s/ J. Scott Sitra
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                                    J. Scott Sitra
                                    President and Chief Executive Officer



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